EARNINGS PER SHARE (Tables)	3 Months Ended
Mar. 31, 2013
Earnings Per Share [Abstract]
Components of the numerator for the calculation of basic and diluted earnings per share
The components of the numerator for the calculation of basic EPS and diluted EPS for net loss from continuing operations, net (loss) income from discontinued operations and net (loss) income attributable to Frontline Ltd. are as follows:

(in thousands of $)	2013	2012
Net loss from continuing operations	(18,486)	(764)
Net (loss) income from discontinued operations	(549)	7,567
Net (loss) income attributable to Frontline Ltd.	(18,755)	7,175
The components of the denominator for the calculation of basic EPS and diluted EPS are as follows:

	2013	2012
Weighted average number of ordinary shares (000s)	77,859	77,859